UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 7, 2022

Kimbell Royalty Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	1-38005	47-5505475
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Taylor Street, Suite 810 Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 945-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Units Representing Limited Partnership Interests	KRP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On June 7, 2022, Kimbell Royalty Partners, LP, a Delaware limited partnership (the “Partnership”), entered into Amendment No. 3 (the “Third Amendment”) to the Partnership’s existing Credit Agreement, dated as of January 11, 2017 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of July 12, 2018, and that certain Amendment No. 2 to Credit Agreement, dated as of December 8, 2020, and as otherwise amended or modified prior to such date, the “Existing Credit Agreement” and the Existing Credit Agreement, as amended by the Third Amendment, the “Amended Credit Agreement”), with certain subsidiaries of the Partnership, as guarantors, the lenders party thereto and Citibank, N.A. (“Citi”), as administrative agent.

The Third Amendment amends the Existing Credit Agreement to, among other things, (i) increase (1) the aggregate elected commitments under the Amended Credit Agreement’s senior secured revolving credit facility (the “Credit Facility”) and (2) the borrowing base under the Credit Facility, in each case, from $275.0 million to $300.0 million and (ii) effect a transition of the benchmark interest rate from the London interbank offered rate (“LIBOR”) to the secured overnight financing rate (“SOFR”), by replacing LIBOR with term SOFR for one, three or six month interest periods, plus a fixed credit spread adjustment of 10, 15 and 25 basis points for 1-month, 3-month and 6-month Term SOFR loans, respectively.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the Third Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
10.1	Amendment No. 3 to Credit Agreement, dated as of June 7, 2022, by and among Kimbell Royalty Partners, LP, each of the guarantors party thereto, the several lenders from time to time parties thereto and Citibank, N.A., as administrative agent

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBELL ROYALTY PARTNERS, LP

By:	Kimbell Royalty GP, LLC, its general partner

By:	/s/ Matthew S. Daly
Matthew S. Daly
Chief Operating Officer

Date: June 9, 2022